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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        October 23, 2003
                                                  ------------------------------


                               CAMBREX CORPORATION
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             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


        1-10638                                             22-2476135
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


One Meadowlands Plaza, East Rutherford, New Jersey                      07073
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:               (201) 804-3000
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                             CAMBREX CORPORATION

                                   FORM 8-K

                                CURRENT REPORT

                               OCTOBER 23, 2003


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

             (99.1) Press release issued by Cambrex Corporation dated
                    October 23, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On October 23, 2003, Cambrex Corporation issued a press release announcing its financial results for the third quarter of 2003. The press release is attached to this Form 8-K as Exhibit 99.1.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                        CAMBREX CORPORATION



                                        By: /s/ Luke M. Beshar
                                            -----------------------------
                                                Luke M. Beshar
                                                Senior Vice President and
                                                Chief Financial Officer


Dated:  October 23, 2003

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                                EXHIBIT INDEX

         99.1 Press Release of Cambrex Corporation dated October 23, 2003.

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